Semi-Annual Report

                                                [LOGO]
                                           THE GABELLI
                                      EQUITY TRUST INC.


                                  June 30, 1997
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                                          [LOGO]
                                     THE GABELLI
                                EQUITY TRUST INC.

      Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

            Investment Objective:

            The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    This report is printed on recycled paper.

                                                                    [Photograph]
                                                                     THE GABELLI
                                                               EQUITY TRUST INC.

To Our Shareholders,

      In the second quarter of 1997, equities investors concluded that inflation was just a bad dream after all and that "Captain Greenspan" was bringing the economy in for another soft landing. Blue chip stocks remained in the limelight, but smaller stocks participated in the surge. The Dow Jones Industrial Average
(DJIA) gained 17.1%.

      During the second quarter ended June 30, 1997, the Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value per share increased 13.6% to $10.73, after adjusting for the $0.25 distribution on June 27, 1997. This compares to the 17.5% return in the unmanaged Standard & Poor's 500 Composite Stock Price Index ("S&P 500") for the quarter. For the six months ended June 30, 1997, the Equity Trust's net asset value increased 15.5% after adjusting for all distributions. The S&P 500 was up 20.6% for the same period.

      Since inception on August 21, 1986 through June 30, 1997, the Equity Trust's net asset value has achieved a 313.2% total return, which equates to a 13.9% average annual return. The five- and ten-year average annual returns were 15.6% and 12.6%, respectively, versus 19.8% and 14.6% for the S&P 500 for the same periods.

      The Equity Trust's common shares ended the quarter at $10.0625 per share on the New York Stock Exchange, an increase of 10.0% for the quarter. For the six months ended June 30, 1997, the common shares are up 12.9%, after adjusting for all distributions.

What We Do

      We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                                               [Graphic Omitted]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

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      BARRON'S 1997 Roundtable

      We thought we would share with you excerpts from BARRON'S 1997 Midyear Roundtable interview with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

June 30, 1997              BARRON's   o   Midyear Roundtable
--------------------------------------------------------------------------------
================================================================================

                                [PHOTO OMITTED]

                         ------------------------------
                                    BARRON'S

                                    MIDYEAR
                                   ROUNDTABLE

                                       o

                                 MARIO GABELLI
                            Gabelli Asset Management

                               ARCHIE MacALLASTER
                          MacAllaster Pitfield MacKay

                                   JOHN NEFF
                             Wellington Management

                                  MARC PERKINS
                            Perkins Capital Advisers

                                 MICHAEL PRICE
                                 Mutual Shares

                                   JIM ROGERS
                            Author: Investment Biker

                                 OSCAR SCHAFER
                             Cumberland Associates

                             CARLENE MURPHY ZIEGLER
                                Artisan Partners

                                  FELIX ZULAUF
                            Zulauf Asset Management
                         ------------------------------


                     PHOTOGRAPHS: TOM IANNUZZI for Barron's

                                Bulls and Bears

                Our panelists, of both species, are still buying

ASTONISHED, pleased as punch, looking for more, but also queasy. More than 1,100 points on the Dow in less than six months will do that to mere mortals-which, when pressed, all nine of the super-investors who graced our January Investment Roundtable will admit to being.

      So now what? The spectrum of market opinion we found when we got on the phone and polled our panelists over the last couple of weeks ranged from "sell!" to "what, me worry?" Funny, though. No one had much trouble coming up with things to buy. For proof see the conversations below.

                                                           -- Kathryn M. Welling

--------------------------------------------------------------------------------
                                 MARIO GABELLI
--------------------------------------------------------------------------------

Barron's: Nobody, on our panel certainly, expected such a blowout market in the first half, Mario.

Gabelli: Essentially, the sun, the moon and the stars came into alignment again in the first half of 1997 and that is that. The economy, GDP--while we were all optimistic about the first quarter, it came in better than we thought. The second quarter is unfolding better. It's going to be a very good year, economically. In 1998 my belief is that the reservoir of growth opportunities in Europe, Japan and Latin America should help our exports. I see no reason why it shouldn't be another good year. Honeymoon with Greenspan, Part II; Soft Landing,
Part II. How they throttle and steer and continue to pretty much grow to target. The earnings of U.S. industry continue to surprise. I mean, we are all cognizant of productivity gains. But return on sales and return on equity have far exceeded anything anyone would have ever imagined--and that helped in the first half.

Q: Everything's wonderful?

A: While earnings surprises, stock-specific or system-specific, could prove painful, I just don't see it in the companies I look at. Now, to the degree that expectations run ahead of what are going to be solid results, you are open to disappointment. But on balance, I see 2 1/2% - 3% growth for the next 12 months. On inflation, we always worry about the same things - labor, something wild in commodities and, on a secular basis, energy, since we produce less and consume more. The wild card is the dollar. You saw the volatility in currencies. We obviously want to keep an eye on what happens with the EMU. But it looks like, if something unwinds there, it won't hurt the dollar. The mandate to politicians on mainland Europe, which is the politically correct name for the Continent, is to expand. But you had everything go right in the first half--especially money flows. Money into the mutual funds, despite increased volatility in equities, is okay. But it's still only a fraction of what's coming into the market from deals.

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June 30, 1997              BARRON's   o   Midyear Roundtable
--------------------------------------------------------------------------------
================================================================================

                                [PHOTO OMITTED]
[CAPTION: At January's Roundtable: Zulauf, foreground; Perkins, rear, and Schafer.]

Q: Okay, so you were right about deals.

A: Let me just hammer away. Banks, brokers, broadcasters, I added the Baby Bells, defense, utilities. The one deal I didn't imagine was AT&T saying, "I can't do it alone; I have to have control of the local customer. And maybe I want to do GTE, if I can't do SBC Communications." Anyway, the flow of funds from deals is continuing to give Mr. Market opportunities to take prices above where they would be on an intrinsic-value basis. We said a deal a day, but we're seeing two a day, and more. Anytime a group acts lackluster, a deal occurs to push it into overdrive. These deals are global and the flow of funds from transactions -- the cash portion -- comes right back into the market. We also have new deal techniques. The LBO guys are using leveraged stubs. We saw that with a couple of companies: Bruno's, which Kohlberg Kravis & Roberts did, and Amphenol.

Q: What's sparking the creativity?

A: If you're an LBO fund, the way you earn a return is not by buying. You have to buy right, but to really make money you have to sell right. When you sell, you either sell it outright, recapitalize it, go public, or sell it to another LBO group. If you go public, you find that while the Street likes EBITDA, they don't like amortization of goodwill or a negative net worth on the balance sheet. But the new technique everybody seems to be doing is leveraged stubs -- leaving a piece of a company they acquire trading publicly. A sufficient piece, so that they don't have to do fresh start accounting, if they take it public again; they avoid big goodwill amortization. This means that you and I, as investors, can buy into these stubs and get the same hurdle rates the LBO firm gets, plus have liquidity. We like that.

Q: You sound pretty upbeat.

A: Well, the first half way overshot everything we talked about. As much as we were bulls on earnings, as much as we felt comfortable with the economy, as much as we felt interest rates would stay in the 6 3/4% - 7% area, as much as we expected the flow of funds from deals--all of that happened and more than we thought. And the markets, obviously, continued to march to those drummers. Now, we are in the camp of those who believe interest rates will edge up a little between now and year-end. Earnings will be okay, flow of funds will be okay. There'll be more volatility in the equities markets.

Q: So we're seeing.

A: Not a problem. This is just back to normal volatility. It was almost like it stopped on a dime when it went down 10% in April. It didn't get to the meltdown stage, but it's in the melt-up stage now, the way stocks are going here. Nonetheless, the market is going from one group to another.

Q: So, what are you investing in?

A: Still the same themes. When the Berlin Wall came down, you added 3 1/2 billion consumers to the marketplace. Those new consumers were also 3 1/2 billion new unfettered capitalists, which provided extra energy in the model. The business model that businessmen looked at was Coca-Cola. That is, you make it in the U.S., you leverage it up and you distribute it to these new consumers around the world. That continues to be a major driver. But at some point, this becomes a market of stocks, as opposed to an overall stock market.

Q: You're not tempted to index, then?

A: No, I have a bunch of companies that I want to talk about. The ideal is to buy companies in front of takeovers. I touched a little bit in January on capital-gains taxes. It looks to me like the owners-operators of small companies that dominate their niches are going to get high-multiple bids from people who want to buy their companies. And they'll sell, because they'll get a break on capital-gains taxes if those rates come down. So we're going to continue to see a lot of deal activity. In fact, it is going to accelerate. So we still want to be in companies that are the object of the consolidators' affections.

Q: For example?

A: In the category of vendors to Boeing, one of the companies we've identified is Sequa Corp. SQA.A and SQA.B are the symbols. The B stock is where all the votes are. There are about 11 million shares. The company provides parts and engine services to the airline industry through their Chromalloy division. Revenues for 1997 will probably be close to $1.4 billion. They should earn about $2.50 this year and that will accelerate to $4.50 and close to $8 by 2000. The private market value -- that is, what you could get for the pieces if they were sold to somebody like United Technologies or an informed industrialist -- is currently $100 a share. We think that marches straight up to $120, $140, then

[PHOTO OMITTED]
[CAPTION: Gabelli: "Returns on sales and equity have far exceeded anything anyone imagined."]

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June 30, 1997              BARRON's   o   Midyear Roundtable
--------------------------------------------------------------------------------
================================================================================

[PHOTO OMITTED]
[CAPTION: In January, from left: Jim Rogers, Michael Price, Mario Gabelli and
          John Neff.]

$170 in 2000. My clients own a large percentage. The stock is trading close to $50. [Sequa CEO] Norman Alexander is very sensitive, not only about what he sells, but also about what he keeps. He's got a window, in the next 12-18 months, to do something exceptional for his shareholders. He hasn't shown any signs of doing that in the past, however. That's the negative: He might do things that don't make sense for holders.

Q: What else attracts you?

A: We've liked companies that are either packagers or creators of programming. The packagers have included International Family Entertainment. Pat Robertson finally saw the light and the deal was done. BET Holdings, or Black Entertainment Television, we still like; it's still around 30, where it was in January. BET is taking their strong brand identification with their customers and leveraging it up. I recently went to see one of their operations in Landover, Md. -- a music restaurant concept, BET Sound Stage. There are lots of interesting things that [BET CEO] Bob Johnson is doing. Our favorite is Liberty Media, which owns a whole bunch of services, ranging from Discovery Channel to a big 56 million shares of Time Warner, which they received in exchange for their Turner Communications holdings. Liberty has split 3-for-2 since January. Another company in that area is Viacom. Its Achilles' heel has been Blockbuster. But by the time the second half of the year unwinds, Viacom is a major loaded laggard; it has wonderful cable networks. Besides, the President of the United States stated in January, "I'm going to take the next four yours of my Administration and focus on education." At the same time, the states are especially flush now with tax revenues, and when they put money into education in the form of textbooks, the adoption cycle is going to be extremely favorable. So Viacom, through Simon & Schuster, provides electronic capabilities, and it will be a prime beneficiary. I still like HSN Inc., too, even through it has moved from 23 to 31. I like what Barry Diller has done.

--------------------------------------------------------------------------------
                                Gabelli's Picks
                                                                    Recent
Company                         SYM               EXCH              Price
--------------------------------------------------------------------------------
Sequa                           SQA.A             NYSE              53
Sequa                           SQA.B             NYSE              55
BET Holdings                    BTV               NYSE              33 1/2
Liberty Media                   LBTYA             NNM               24 3/8
Viacom                          VIA               ASE               29 5/16
HSN                             HSNI              NNM               30 3/4
Time Warner                     TWX               NYSE              47 15/16
Cablevision                     CVC               ASE               53 3/16
Chris-Craft Ind.                CCN               NYSE              46
United Television               UTVI              NNM               92
Trump Hotels & Casinos          DJT               NYSE              10 11/16
Thomas Nelson                   TNM               NYSE              12 7/8
IVAX                            IVX               ASE               10 11/16
Giant Foods                     GFS.A             ASE               34
Greif Brothers                  GBCOA             NNM               29 1/4
Carlyle Ind.                    CRL               NYSE              2 1/8
Noel Group                      NOEL              NNM               3 15/16
--------------------------------------------------------------------------------

Q: What about the cable operators?

A: EBITDA in cable improved dramatically in the '96 fourth quarter. It was exceptional, for most of the participants--in the high single- to low double-digits in the first quarter. And I think everyone in the industry, ranging from TCI to Cablevision to Time Warner, will show low double-digits in the second quarter. That should continue for the balance of the year. They have their price/cost relationships in order and have throttled back on capital spending. And now that [News Corp Chairman] Rupert Murdoch's Death Star has been grounded, while there will be aggressive competition between satellite and cable, it will not be a total nuclear meltdown, one industry versus the other. The other competition to cable, satellite Direct-TV, continues to be vibrant. That's why we always recommend the cable program suppliers. But on balance, cable has better fundamentals. The threat of competition has dissipated. On top of that, Bill Gates came along and said, "I need bandwidth and I'm going to help the cable guys build it, by helping their cost of capital." He is also very interested in electronic retailing. I thing that's why he went into QVC, controlled by Comcast. And why Microsoft's other founder, Paul Allen -- I want to put him in my Hall of Shame for not negotiating the same deal for his company's other shareholders--swapped his Ticketmaster Group stake for shares in Home Shopping Network's parent, HSN. We, as investors, want to participate in that. Then Cablevision went up 50% in two days because Leo Hindery came on board at TCI.

Q: You'd better explain.

A: Leo Hindery [TCI's new president] basically said, "Hey, I have to drive my margins up, either by increasing EBITDA or by taking some debt off my books." So he took about 820,000 subscribers and essentially traded them to Cablevision for a third of Cablevision's equity. The significance of the deal is that TCI's John Malone and Cablevision's Chuck Dolan have always been fighters -- and rivals. These two are now aligned with a common cause--that is, to help cable deliver its promise to the customer. Malone will own one-third of Cablevision, so he'll become a major cheerleader/shareholder and Dolan has accepted that, because he has to deliver. What's more, in structuring the transaction, Dolan put a valuation on his company of $120 a share, pre-tax; $90 after-tax.

Q: How so?

A: I should point out, in the interest of full disclosure, that I own one-third of Cablevision's public float. Dolan added 12.2 million new shares to his company's capitalization of 24.4 million--and then swapped that third of the company to TCI in exchange for $200 million of cash flow and absorbing $670 million of related debt. If you put an 11 multiple on that $200 million of cash, it's $2.2 billion; knock off the $700 million of debt, it's $1.5 billion. You divide that by the 12.2 million shares, that's $120 a share. That's why the Street took Cablevision from 34 to 50. They did the math. From TCI's point of view, it was brilliant, too. First, they sent a signal to the world that these are what they believe the cable values really are. They're willing to sell their properties in exchange for someone else's at those values. Secondly, it gives them center row, orchestra, on sports programming in New York--which is critical. So I like cable. Time Warner, obviously, is the favored global critical mass with a big

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June 30, 1997              BARRON's   o   Midyear Roundtable
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================================================================================

piece of their assets in cable. This dynamic in cable--that is, Gates to Comcast and Malone to Dolan--has also helped the bidding process, with regards to [Time Warner CEO] Jerry Levin against SBC Communications.

Q. How about a fresh topic?

A: I'll echo another old favorite, which has not done much. The Herb Siegel trilogy. Chris-Craft Industries is selling at 45. There are approximately 31 million shares of Chris-Craft out, fully diluted, maybe 40 million. Chris-Craft owns 18 million shares of BHC Communication's 23 million shares outstanding. BHC is at 114, so that drives Chris-Craft's value to close to $70 today. It's lagging. Now, Chris-Craft doesn't have a lot of assets on its own. The real asset base is in United Television, of which it owns 57%, and BHC. As an example, BHC has close to $1.5 billion in cash, no debt. It has a bunch of TV stations and it owns five million shares of United Television. I don't want to recommend BHC at 114 a share because of the sticker price, but it is extremely attractive. I want to focus on the other laggard in the trilogy, United Television, 88-90. It has a bunch of TV stations. It has a lot of cash--at March 31, $255 million--no debt. On 9.3 million shares, that works out to 30-odd bucks a share in cash. And that grows dramatically, so by 2000, it'll have - assuming they make no acquisitions--$400 million of cash, no debt. The private market value could be well in excess of $175 a share. The stock can double in three years, in other words, which is 24% compounded. In a flat market, that's okay. At some point I expect Siegel to wrap BHC, United Television and Chris-Craft all in one bundle.

[GRAPHIC OMITTED]

Q: Okay, now talk new ideas.

A: I'm looking to talk about stocks that are totally depressed and totally out of favor. So I'll give you three $10 stocks that I haven't talked about before. The first is Trump Hotels & Casino Resorts. The stock has dropped from 35 1/2 to 10; there about 35 million shares out. They have $1.7-$1.8 billion of debt. About $300 million of cash flow from casinos in Atlantic City and about $35 million from their Gary, Ind., operation. So it's selling at about six times EBITDA. I think Atlantic City gets another run, and Trump migrates into Las Vegas. The stock has been majorly oversold. Everybody knows why.

Q: Sure, The Donald.

A: The Street is turned off for obvious reasons. You cannot trash an analyst merely for having a point of view. My second $10 stock is Thomas Nelson, down from a high of 26 1/2 to around 10. This one sells gifts--and one of the gifts they sell is Bibles. This is my Nashville connection, now that I've had to give up Pat Robertson.

Q: You're trying to save your soul?

A: Your readers' souls -- by telling them about depressed stocks that can work. Thomas Nelson sold off its contemporary Christian-music business to Gaylord Entertainment and emerged with a decent balance sheet. There are about 17 million shares -- I just filed; I own over 5%, and I bought right after the press release. Symbol is TNM, on the NYSE. The company got trashed because of what I call channel stuffing. They had a secondary. Business was quite good before it, and seemed to collapse right after it.

Q: Funny.

A: I don't think it was because everybody stopped reading the Bible. There may have been too many Bibles on dealers' shelves. Or the trouble may have been in its other businesses, the bottom line is that in TNM, you have a company, pro forma, that can probably do 70-75 cents a share this year despite a slow start, because there is still extra product in inventory. It could do well in excess of a buck next fiscal year. The current year, ending March 1998, is the transition year. Then I see accelerated growth and the stock going back to 16-20. They have to do very little capital spending; it's a wonderful EBITDA generator. For the faint of heart, there is a convert, a 5 7/8% coupon that comes with a balloon due in '99, which I like as well. I'm buying that one. There is very limited risk in the balance sheet. Cash and debt are going to be equal a year from now.

Q: What's your third $10 stock?

A: IVAX Corp. There are 100-plus million shares. I went down to Florida and visited with them. [IVAX Chairman] Phil Frost terminated a deal with Bergen Brunswig, and the stock dropped to 7 or 8. They got hammered in the generic-drug business, lots of problems. But there is new management, not Phil. Phil remains the guiding light. They're refocusing. They're getting cash from the sale of a chemical business, so they're funding proprietary drugs. They are selling off -- for $320 million, plus contingency payments of $80 million--an IV-solutions company called McGaw. Essentially, what I like is that they have wonderful R&D in proprietary drugs. They still have to sort out the generics. But if they make this work, you are going to make 50% on the stock, or more, in the next 12 months. It's a wonderful speculation at $10. The balance sheet, pro forma for the divestments, will look awfully good.

Q: What about Giant Food and Greif Brothers? Both are down a little since
January.

A: At Giant Food, everything is on track, despite the strike and its aftermath. Someone will come along. Meanwhile, we've had a reaffirmation of the values in supermarkets via several other mergers. Greif Brothers has continued to turn in lackluster results in containerboard. But that's going to bottom out; the stock is very attractive.

Q: Did we see in a filing that you've lightened up your position in Belding Heminway -- now called Carlyle Industries?

A: No, we had some clients who bought the stock at somewhat higher prices and we peeled a little bit off. However, we bought Noel Group for those clients--and Noel controls Carlyle. So, while we have been adjusting portfolios for tax purposes, we are not necessarily a seller, we're a buyer. You can get it free by buying Noel at 3 1/2. The balance in Noel's assets are worth more than the price of the stock. And Noel is being liquidated; their holdings include control of Lincoln Snacks and this company. Anyway, [Carlyle CEO] Karen Brenner is doing a decent job. They dominate the button business. The first-quarter 10Q reaffirms everything I liked about it, though I had thought that by now they would have negotiated a $1 a share discount to extinguish their preferred debt with Noel. They have not, yet. But something will happen because they are going to liquidate Noel. It's just a question of how. That's why we bought some Noel. To the degree that Carlyle has to pay the extra buck, I get it back in Noel. Meanwhile, the market keeps growing to the sky.

Q: Thanks, Mario.

--------------------------------------------------------------------------------

Holdings discussed herein do not necessarily reflect holdings in the Fund. The views expressed in this article reflect those of Mario J. Gabelli, Chairman and Chief Investment Officer only through 6/23/97. The Chief Investment Officer's views are subject to change at any time based on market and other conditions.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Company (AXP - $74.50 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and its travel-related services. Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards and is slowly gaining market share. Management's objective is virtual parity with bankcard networks. American Express has joined forces with Microsoft to start an on-line corporate travel service. As evidenced by a 15% increase in per share earnings in 1996, we believe that American Express has been repositioned to enjoy double-digit earnings growth over the balance of this decade.

BCE Inc. (BCE - $28.00 - NYSE), the holding company for Bell Canada, is Canada's biggest telecommunications company. BCE has controlling interests in Northern Telecom Limited (NT - $91.00 - NYSE) and BCEMobile Communications, Inc. (BCX - $31.06 - TSE). There are substantial values in BCE. For example, "behind" each share of BCE there are 0.4 shares of Northern Telecom. The company is a possible split-up candidate. In the interim, The Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Chris-Craft Industries, Inc. (CCN - $48.25 - NYSE), through its 77% ownership of BHC Communications, Inc. (BHC - $119.50 - ASE), is primarily a television broadcaster. BHC owns and operates UPN-affiliated TV stations in New York
(WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 59% of United Television, Inc. (UTVI - $99.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. Chris-Craft's eight television stations constitute one of the nation's largest television station groups, reaching approximately 20% of the country's households. BHC owned 100% of United Paramount Network (UPN), but Viacom has exercised its option to purchase 50% of UPN for $160 million, which is equal to about one-half of UPN's operating losses to date. The Chris-Craft complex is debt free and strongly positioned to expand its operations with about $1.6 billion in cash and marketable securities.

                                                         ----------------------
                                                         Chris-Craft Industries
                                                         ----------------------
                                                             77%
                                                         ----------------------
                                                           BHC Communications
                                                         ----------------------
                                                             59%
                                                         ----------------------
                                                            United Television
                                                         ----------------------

Deere & Company (DE - $54.875 - NYSE) is the largest manufacturer of farm equipment in the world. The company's products include tractors and planting, harvesting and crop handling equipment. With the U.S. government no longer restricting plantings, additional acreage is likely to be cultivated by the nation's farmers. Weather permitting, bountiful harvests are likely in 1997, so farm incomes should show substantial increases. Global demand for U.S. wheat and other crops should further boost farm income. With raw material costs under control, Deere's near-term earnings should be impressive. Long-term prospects for farm equipment manufacturers like Deere are enhanced as incomes, diets and standards of living improve overseas.

International Family Entertainment, Inc. (FAM - $34.375 - NYSE) is a Virginia-based entertainment company with production and distribution operations around the world. With such key assets as The Family Channel, MTM and Cable Health Club, FAM is a leading provider of cable programming oriented toward families. The Family Channel is performing exceptionally well, and MTM has been re-energized. FAM has created an exceptional franchise which attracted News Corporation Limited (NWS - $19.25 - NYSE), whose Fox Kids Worldwide Inc. unit agreed to buy FAM for $35 a share cash in a transaction valued at $1.9 billion.

Media General, Inc. (MEG'A - $40.00 - ASE) is a Richmond, VA-based communications company, publishing 20 daily newspapers throughout the Southeast. Media General operates fourteen network television stations in Southeastern markets, including Birmingham, Tampa and Jacksonville and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers. Through its hubris and thirst for "size", management has neglected its shareholders.

Sprint Corporation (FON - $52.625 - NYSE) is the third largest long-distance carrier and the second largest independent local telephone company in the U.S. Its cellular unit, 360(degrees) Communications Company (XO - $17.125 - NYSE) was spun off in March 1996. Sprint has positioned itself globally through a joint venture with France Telecom/Deutsche Telekom which purchased a 20% stake in Sprint (excluding the cellular unit) in January 1996 for $3.5 billion. Our interest in Sprint stems from its promising national PCS/wireless joint venture with three major cable operators: Tele-Communications, Inc., Comcast Corporation and Cox Communications, Inc. We consider FON an interesting value, with the risks from prospective new entrants in its long distance business being offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $151.75 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than five times our estimate of 1997 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. Telebras is benefiting from an improved rate structure which allows the company to recoup inflation-related cost increases on a more consistent basis.

Time Warner Inc. (TWX - $48.25 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice-Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group (UMG - $20.25 - NYSE).

United Television, Inc. (UTVI - $99.00 - Nasdaq) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. Its stations cover approximately 6% of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications, Inc. (BHC - $119.50 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1997 PMV is estimated at $125 per share, $26 of which is cash. UTVI's PMV is expected to reach $162 by the year 2000.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send use-mail at closedend@gabelli.com.

10% Distribution Policy

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Trust pays out 10% of its average net assets each year. Pursuant to this Policy, the Equity Trust distributed $0.25 per share on June 27, 1997. The next distribution is scheduled for payment in September 1997.

Shareholder Meeting - May 12, 1997

      The annual Meeting of shareholders was held on May 12, 1997 at the Greenwich Library in Greenwich, Connecticut. At that meeting, shareholders re-elected James P. Conn, Anthony R. Pustorino and Karl Otto Pohl as Directors of the Equity Trust. A total of 50,954,359 votes, 50,869,517 votes and 50,444,876 votes were cast in favor of each Director and 1,425,625 votes, 1,510,467 votes and 1,935,108 votes were withheld for each Director, respectively.

      At the meeting, the shareholders also elected Price Waterhouse L.L.P. as the independent accountants for the Equity Trust for the year ending December 31, 1997. 50,101,954 votes were cast in favor of the approval of this proposal, 610,948 votes were cast against the proposal and 825,095 votes abstained.

      In addition, the shareholders approved the revision of the fundamental restriction regarding senior securities. 39,602,884 votes were cast in favor of the approval of this proposal, 5,334,096 votes were cast against the proposal and 2,381,016 votes abstained. We thank you for your participation and appreciate your continued support.

In Conclusion

      The strength of the market is understandable considering today's favorable economic/earnings/interest rate backdrop and the enormous amount of money being poured into equities mutual funds. Although high by historical standards, current equities valuations may be justified as long as these "best of all possible worlds" market conditions can be sustained. If something happens to disrupt this comfortable scenario--our best guess is it may come in the form of more widespread earnings disappointments as the slowing economy begins to impact corporate profitability--the market could run into some trouble.

      We are encouraged by the broadening of this bull market and some evidence that investors are once again focusing on fundamental value instead of just momentum. Stock pickers across the land rejoice! Ongoing merger and acquisition activity should continue to provide a tailwind for our portfolio.

      As always, we thank you for your confidence in our investing abilities and will work hard to preserve and enhance the assets you have entrusted to us.


                                       Sincerely,


                                       /s/ Mario J. Gabelli

                                       Mario J. Gabelli
                                       President and Chief Investment Officer

August 1, 1997

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1997
                                  -------------

Chris-Craft Industries, Inc.                 International Family Entertainment
United Television, Inc.                      Deere & Company
Telecomunicacoes Brasileiras SA (Telebras)   Media General, Inc.
Time Warner Inc.                             BCE Inc.
American Express Company                     Sprint Corporation
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                           Quarter Ended June 30, 1997
                                   (Unaudited)

                                                                    Ownership at
                                                                      June 30,
                                                        Shares          1997
                                                       --------      ----------
NET PURCHASES
 Common Stocks
Aeroquip-Vickers Inc. (a) ......................         25,000           25,000
Albertson's, Inc. ..............................         20,000           70,000
AMP, Inc. ......................................         45,000           45,000
Antofagasta Holdings plc .......................         35,000           60,000
Archer-Daniels-Midland Co. .....................        220,000          350,000
Ascent Entertainment Group Inc. ................         58,768           73,768
Astra AB, Class A (b) (c) ......................         29,666           39,666
Atlantic Richfield Company (d)  ................         35,000           70,000
Banca Commerciale Italiana .....................         70,000          320,000
Banco Pastor SA ................................         10,500           10,500
Banco Santander SA, ADR (e)  ...................         42,000           66,000
Bank Negara Indonesia ..........................        500,000          500,000
Bank of Ireland ................................         10,000           80,000
Bank of Scotland ...............................         35,000          120,000
Bayerische Vereinsbank AG ......................         11,000           21,000
BCE Inc. (d) ...................................        320,000          560,000
BHC Communications, Inc.,
 Class A .......................................          3,400           51,400
Boeing Co. (d) .................................         65,000          135,000
British Petroleum Company plc,
 ADR (d) .......................................         75,000          150,000
Bruno's, Inc. ..................................         50,000           50,000
Bure Forvalting AB .............................         35,000           35,000
Cablevision Systems Corporation,
 Class A .......................................         40,000          240,000
Checkpoint Systems, Inc. .......................          5,000            5,000
Cheung Kong (Holdings) Limited .................         25,000           85,000
Christian Dior SA ..............................          5,500            8,500
Cincinnati Bell Inc. (d) .......................          1,000            2,000
Clariant AG ....................................            200            1,000
Commercial Union plc ...........................         21,342           61,342
Compagnie Financiere
 Richemont AG, Class A .........................            400              650
Corporacion Mapfre .............................          7,200            7,200
CRH plc ORD ....................................         10,000           70,000
Dundee Bancorp, Inc., Class A ..................         15,000           25,000
Earl Scheib, Inc. ..............................          2,500           70,000
E.I. du Pont de Nemours
 and Company (d) ...............................         22,000           44,000
Federal-Mogul Corporation ......................          5,000            5,000
Fortune Brands, Inc. (f) (g) ...................        195,000          195,000
Foster's Brewing Group Ltd. ....................        450,000          450,000
Frontier Corporation ...........................         20,000           20,000
Gallaher Group plc (f) .........................        300,000          300,000
GATX Corporation (s) ...........................          4,022           54,022
Gaylord Entertainment
 Company, Class A ..............................          5,000          215,000
GenCorp Inc. (h) ...............................         31,123          146,123
Genuine Parts Company (i) ......................         50,000          160,000
Giant Food Inc., Class A .......................        146,500          226,500
Glaxo Wellcome plc ORD .........................         20,000           40,000
Granada Group plc ORD ..........................         30,000           50,000
Greif Bros. Corporation, Class A ...............          1,600          252,000
Halter Marine Group, Inc. ......................         20,000           20,000
Hanjaya Mandala Sampoerna ......................        100,000          100,000
Hartwall OY AB .................................          7,000            7,000
Hellenic Telecommunications
 Organization S.A. (OTE) .......................         60,000           60,000
Hitachi, Ltd., ADR .............................         20,000           57,000
Holding di Partecipazioni
 Industriali SpA (HPI) .........................        200,000          470,000
Hong Kong & China Gas
 Company Ltd. (j) ..............................        150,000          250,000
HSBC Holdings plc ..............................          9,895           26,695
HSN, Inc. ......................................          6,000           50,000
Hudson's Bay Company ...........................         10,000           10,000
Independent Newspapers Ltd.,
 ORD ...........................................         55,000          203,000
Independent Newspapers Plc .....................         20,000           20,000
International Business Machines
 Corporation (d) ...............................         55,000          115,000
International Family
 Entertainment, Inc., Class B ..................        103,000          603,000
Invik & Company AB,
 Class B (k) ...................................          8,666           16,666
ITT Corporation, New ...........................         10,000          220,000
Johnson Controls, Inc. .........................         75,000          155,000
Ladbroke Group plc .............................         16,949        1,016,949
Lai Sun Development
 Company Ltd. ..................................        300,000          300,000
Lavipharm S.A ..................................         50,000           50,000
Lillian Vernon Corporation .....................         14,300           80,300
Mark IV Industries, Inc. (l) ...................          8,250          173,250
McGraw-Hill Companies, Inc. ....................         26,000           50,000
Midland Company ................................          1,400           39,000
MIF Limited (m) ................................          5,600           30,600
Mitsubishi Heavy Industries Ltd. ...............         18,000           48,000
National Presto Industries, Inc. ...............         18,000           28,000
Navistar International Corporation .............         55,000          655,000
NEC Corp., Sponsored ADR .......................          5,000           36,500
Nestle SA ......................................            400              700
News Corporation Limited, ADR ..................        110,000          145,000
Nippon Telegraph and
 Telephone Corp. ...............................             20               70
Novartis AG, Registered ........................          1,150            1,150
NRJ SA .........................................          2,000            2,000
Oerlikon-Buhrle Holding AG .....................          4,750            7,750

                          THE GABELLI EQUITY TRUST INC.
                        PORTFOLIO CHANGES -- (Continued)
                           Quarter Ended June 30, 1997
                                   (Unaudited)

                                                                    Ownership at
                                                                      June 30,
                                                        Shares          1997
                                                       --------      ----------
NET PURCHASES (Continued)
 Common Stocks (Continued)
Oriental Holdings Berhad .......................         50,000           50,000
PACCAR Inc. (d) ................................         10,000           20,000
Pandox Hotellfastigheter AB ....................         25,000           25,000
Pathe SA .......................................            500            2,500
Pearson plc ORD ................................         30,000           60,000
Pegasus Gold Inc. ..............................         15,000          175,000
Pennzoil Company ...............................         20,000           20,000
Pheonix AG .....................................         30,000           50,000
Pittway Corporation ............................         29,000          135,000
PT Ramayana Lestari Sentosa ....................         30,000          150,000
Publishing & Broadcasting Ltd. .................         20,000           70,000
Reuters Holdings plc, Class B,
 Sponosred ADR .................................         12,500           12,500
Reynolds & Reynolds Company ....................        223,000           23,000
Rhone-Poulenc Rorer, Inc. ......................         30,000           30,000
Safra Republic Holdings SA (d) .................          5,000            7,000
Salomon SA .....................................          2,000            8,500
Schibsted A/A ..................................         19,000           50,000
SCOR SA ........................................          3,000           20,000
Selecta Group ..................................          1,000            1,000
Sequa Corporation, Class B .....................         10,000           60,000
Simint SpA .....................................        100,000          100,000
Skandia Forsakrings AB .........................          9,000           26,000
Skandinaviska Enskilda Banken ..................         35,000           35,000
Sony Corporation, ADR ..........................          2,000           28,000
Star Publication Malaysia ......................         30,000           85,000
State Street Corporation (d) (n) ...............         20,000           40,000
Sulzer AG ......................................          1,100            1,100
Sun Hung Kai Properties Ltd. ...................         15,000           35,000
Swedish Match AB ...............................        175,000          275,000
Swire Pacific Limited, Class A .................         35,000           75,000
Sydney Harbour Casino Holdings
  Limited ......................................        150,000          250,000
Tambrands Inc. .................................          5,000           45,000
TCI Satellite Entertainment Inc.,
 Class A .......................................         25,000           75,000
Telecom Italia Mobile SpA ......................        270,000        1,670,000
Tele-Communications
 International, Inc., Class A ..................          2,400           55,000
Telefonica del Peru S.A ........................        220,000          220,000
Ticketmaster Group Inc. ........................         25,000           80,000
Time Warner Inc. ...............................         60,000          360,000
Toyota Motor Corporation .......................          5,000           20,000
Veba AG ........................................          2,000            9,000
Viacom Inc., Class A ...........................         50,000          360,000
Vodafone Group plc ORD .........................         15,000          115,000
Wynn's International, Inc. .....................            800           30,800
Zeneca Group plc ...............................         11,000           21,000
 Preferred Stocks
KSB AG, Pfd. ...................................          2,000            4,000
Telecommunicacoes de Sao Paulo
 SA (Telesp), Pfd., Registered .................         92,852        2,223,575
Village Roadshow Ltd., PFD .....................        100,000          175,000
Volkswagen AG, Pfd. ............................            500            1,500

NET SALES
 Common Stocks
ADT Ltd. .......................................        260,000               --
Allen Group Inc. ...............................        100,000               --
American Brands, Inc. (g) ......................        205,000               --
American Express Company .......................         15,000          305,000
AptarGroup, Inc. ...............................          4,000           25,000
Arab Malaysian Corporation .....................         45,000               --
BBN Corporation (o) ............................         88,000               --
BCE Mobile Communications Inc. .................          5,000               --
BHI Corporation ................................             11               --
Bure Investment AB .............................         15,000               --
BW/IP Holding, Inc. ............................         20,000               --
Central European Equity
 Fund Inc. .....................................          1,263           59,000
Comcast Corporation, Class A ...................         10,000           50,000
Compania de Telecomunicaciones
 de Chile SA, Sponsored ADR ....................          3,000           35,000
Conrail, Inc. (p) ..............................         95,000               --
CTS Corporation ................................          1,000           79,000
Culbro Corporation .............................          4,000           26,000
Donaldson Company, Inc. ........................          5,000          190,000
Eastman Kodak Company ..........................          8,000           12,000
Electronic Data Systems Corp. ..................         22,000           40,000
Enator AB ......................................         12,000               --
Gemina SPA .....................................        730,000               --
General Motors Corporation .....................         15,000          250,000
Goulds Pumps, Incorporated  (q) ................        131,000               --
Hong Kong Telecommunications
 Ltd., Sponsored ADR ...........................          5,000           35,000
H&R Block Inc. .................................          3,000           57,000
IDEX Corporation ...............................         27,000          387,000
Lehman Brothers Holdings Inc. ..................         13,000           87,000
LucasVarity plc ................................         30,000           65,000
Lucent Technologies Inc. .......................          3,000           22,000
Media General, Inc., Class A ...................          5,000          440,000
Minnesota Mining and
 Manufacturing Company .........................         70,000               --
Modine Manufacturing Company ...................         10,000          300,000
Neiman Marcus Group, Inc. ......................         10,000          350,000
New Germany Fund ...............................          2,229           70,000

                          THE GABELLI EQUITY TRUST INC.
                        PORTFOLIO CHANGES -- (Continued)
                           Quarter Ended June 30, 1997
                                   (Unaudited)

                                                                    Ownership at
                                                                      June 30,
                                                        Shares          1997
                                                       --------      ----------
NET SALES (Continued)
 Common Stocks (Continued)
New York Times Company,
 Class A .......................................          5,000           90,000
Novartis AG, ADR ...............................            600           54,000
PepsiCo, Inc. ..................................         80,000          370,000
Pittway Corporation, Class A ...................         25,100          227,000
Precision Castparts Corp. ......................          6,500           25,000
Ralston Purina Group ...........................          5,000          150,000
Reader's Digest Association, Inc.,
 Class B .......................................         10,000           15,000
Republic Automotive Parts, Inc. ................         13,000               --
Reuters Holdings, plc ..........................          3,000               --
Rohr Inc. ......................................         10,000               --
SBC Communications Inc. ........................          5,000           35,000
Scotts Company, Class A ........................         10,000           40,000
Sprint Corporation .............................         10,000          275,000
SPX Corporation ................................         33,000            7,000
STET-Societa Finanziaria
 Telefonica SpA, Sponsored ADR .................          6,000          190,000
Syratech Corporation (r) .......................         19,575           10,425
Takefuji Corporation ...........................          3,900               --
Telecomunicacoes Brasileiras SA
 (Telebras), Sponsored ADR .....................         10,000          190,000
Telecomunicacoes Brasileiras SA
 (Telebras), Sponsored
 ADR, 144A .....................................          5,927               --
Telefonica de Espana,
 Sponsored ADR .................................          2,000           52,000
TRINOVA Corporation (a) ........................         21,500               --
Walt Disney Company ............................         17,000           40,000
Westinghouse Electric Corp. ....................         50,000           50,000
Wrigley (Wm.) Jr. Company ......................         10,000           90,000

                                                       Shares/      Ownership at
                                                      Principal       June 30,
                                                       Amount           1997
                                                      --------       ----------
 Preferred Stocks
GATX Corporation, 3.875%,
 Conv. Pfd. (s) ................................          3,500               --
 Corporate Bond
GenCorp Inc., Conv. Sub. Deb.,
 8.000% due 08/01/2002 (h) .....................        500,000               --

----------
(a)   Name change from TRINOVA Corp. to Aeroquip-Vickers Inc.
(b)   Bonus issue @ 1 for 3
(c)   Sub-division @ 2 for 1
(d)   2 for 1 stock split
(e)   3 for 1 stock split
(f)   Spinoff - 1 share of Gallagher Group ADR for each share of Fortune Brands
(g)   Name change from American Brands, Inc. to Fortune Brands, Inc.
(h) Conversion of Gencorp Inc. convertible subordinate debenture to Gencorp Inc. common stock @ $16.065 per share
(i)   3 for 2 stock split
(j)   Bonus issue 6 for 5
(k)   Rights issue 1 for 1
(l)   5% Stock dividend
(m)   Bonus issue @ .02 for 1
(n)   Name change from State Street Boston Corp. to State Street Corporation
(o)   Tender offer - tender @ $29 per share
(p)   Tender offer - tender @ $115 per share
(q)   Tender offer - tender @ $37 per share
(r) Merger w/ dissenter's rights - Stock option: tender 48.8667% of shares @ $32, retain remainder
(s) Conversion of GATX Corp. convertible preferred stock to GATX Corp. common stock @ 1.1494 for 1

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1997 (Unaudited)

                                                                      Market
   Shares                                                Cost          Value
   ------                                                ----         ------

COMMON STOCKS -- 92.0%
               Equipment And Supplies -- 10.8%
       25,000  Aeroquip-Vickers Inc. ............   $    750,300  $   1,181,250
      220,000  AMETEK, Inc. .....................      3,241,129      5,170,000
      180,000  Ampco-Pittsburgh
                 Corporation.....................      2,386,035      2,643,750
      150,000  Amphenol Corporation,
                 Class A+........................      3,888,750      5,831,250
       25,000  AptarGroup, Inc. .................        367,542      1,131,250
        7,000  Caterpillar Inc. .................        191,305        751,625
       70,000  CLARCOR Inc. .....................      1,297,726      1,732,500
       79,000  CTS Corporation ..................      2,080,077      5,446,062
      355,000  Deere & Company (d)...............      3,412,671     19,480,625
      190,000  Donaldson Company, Inc. ..........      2,205,722      7,220,000
       19,125  Durco International Inc. .........        109,331        559,406
       20,000  EG&G Inc. ........................        354,637        450,000
       10,000  Franklin Electric Company ........        322,425        497,500
      100,000  Gerber Scientific, Inc. ..........      1,022,407      1,975,000
      387,000  IDEX Corporation .................      2,509,521     12,771,000
       35,000  Keystone International, Inc. .....        717,912      1,214,063
       50,000  Lufkin Industries, Inc. ..........        908,349      1,312,500
       30,000  Manitowoc Company, Inc. ..........        403,420      1,402,500
      173,250  Mark IV Industries, Inc. .........      1,763,345      4,158,000
      655,000  Navistar International
                 Corporation+ ...................      9,792,004     11,298,750
       20,000  PACCAR Inc. ......................        450,000        928,750
      135,000  Pittway Corporation ..............      4,459,786      6,750,000
      227,000  Pittway Corporation, Class A......      2,193,671     11,293,250
       80,000  Sequa Corporation, Class A+             3,159,916      4,510,000
       60,000  Sequa Corporation, Class B+.......      2,851,535      3,735,000
       84,000  SPS Technologies, Inc.+ ..........      2,830,863      5,964,000
       20,000  Watts Industries, Inc., Class A...        415,830        480,000
                                                   -------------  -------------
                                                      54,086,209    119,888,031
                                                   -------------  -------------
               Telecommunications -- 10.4%
       40,000  Aliant Communications Inc. .......        593,225        780,000
       80,000  AT&T Corp. .......................      2,538,198      2,805,000
      100,000  BC TELECOM Inc. ..................      1,788,094      2,346,211
      560,000  BCE Inc. .........................     10,740,463     15,680,000
        1,000  British Telecommunications
                 plc, Sponsored ADR .............         64,346         74,250
       70,000  Cable & Wireless plc,
                 Sponsored ADR ..................      1,453,923      1,955,625
        2,000  Cincinnati Bell Inc. .............         16,050         63,000
       35,000  Compania de
                 Telecomunicaciones de
                 Chile SA, Sponsored ADR+........        592,323      1,155,000
      130,500  C-TEC Corporation+ ...............      2,643,433      4,551,187
       30,000  C-TEC Corporation, Class B+ ......        463,817      1,031,250
           50  DDI Corp..........................        297,065        369,062
       20,000  Frontier Corporation..............        354,500        398,750
      335,000  GTE Corporation (d)...............      6,545,563     14,698,125
       60,000  Hellenic Telecommunications
                 Organization S.A. OTE...........      1,444,517      1,408,604
       35,000  Hong Kong Telecom-
                 munications Ltd.,
                 Sponsored ADR...................        619,835        818,125
    1,020,000  Jamaica Telephone Ltd. ORD........        101,641         97,920
       10,000  Maritime Telegraph and Tele-
                 phone Company, Limited..........        162,919        193,346
       10,000  Motorola, Inc. ..................         187,870        760,000
           70  Nippon Telegraph and
                 Telephone Corp..................        515,599        671,814
       35,000  SBC Communications Inc............        634,185      2,165,625
       10,000  Singapore Telecommuni-
                 cations Limited ORD.............         23,114         18,465
      275,000  Sprint Corporation ...............      3,087,577     14,471,875
      190,000  STET-Societa Finanziaria
                 Telefonica SpA,
                 Sponsored ADR ..................      3,595,934     11,091,250
        5,000  Telecom Argentina Stet-
                 France Telecom S.A.,
                 Sponsored ADR ..................        227,333        262,500
      800,000  Telecom Italia SpA ORD............        946,214      2,395,435
      190,000  Telecomunicacoes
                 Brasileiras SA (Telebras),
                 Sponsored ADR...................      3,330,505     28,832,500
       10,000  Telefonica de Argentina
                 S.A., ADR, Class B..............        274,045        346,250
       52,000  Telefonica de Espana,
                 Sponsored ADR...................      1,776,374      4,485,000
      220,000  Telefonica del Peru S.A. .........        532,165        578,096
       20,000  Telefonos De Mexico SA,
                 Class L, ADR....................        733,042        955,000
                                                   -------------  -------------
                                                      46,283,869    115,459,265
                                                   -------------  -------------
               Broadcasting -- 8.9%
       50,000  Ackerley Group, Inc. .............        544,975        543,750
       51,400  BHC Communications, Inc.,
                 Class A+  ......................      2,808,217      6,142,300
      335,576  Chris-Craft Industries, Inc.......      4,690,339     16,191,542
      542,595  Chris-Craft Industries, Inc.,
                 Class B (a).....................      8,836,290     26,180,064
       20,500  Gray Communications
                 Systems, Inc. ..................        377,899        459,969
      325,000  Grupo Televisa S.A., GDR+.........      7,027,704      9,871,875

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1997 (Unaudited)
                                                                      Market
   Shares                                                Cost          Value
   ------                                                ----         ------

COMMON STOCKS (continued)
               Broadcasting (continued)
       55,000  Liberty Corporation ..............  $   1,613,322  $   2,241,250
        7,000  LIN Television Corporation+.......        148,927        308,875
        2,000  NRJ SA............................        298,130        272,262
        2,500  Pathe SA+.........................        647,904        496,027
      100,000  Paxson Communications
                 Corporation, Class A+...........      1,082,126      1,312,500
      100,000  Television Broadcasting
                 Ltd. ORD .......................        396,239        449,189
      341,000  United Television, Inc. ..........     18,301,295     33,759,000
       50,000  Westinghouse Electric Corp........        878,088      1,156,250
                                                   -------------  -------------
                                                      47,651,455     99,384,853
                                                   -------------  -------------
               Financial Services -- 7.2%
      305,000  American Express
                 Company (d).....................      5,320,448     22,722,500
      320,000  Banca Commerciale Italiana........        633,136        662,627
       10,500  Banco Pastor SA ..................        633,260        790,974
       66,000  Banco Santander SA, ADR...........        939,291      2,041,875
      500,000  Bank Negara Indonesia ............        280,806        318,668
       80,000  Bank of Ireland...................        804,837        878,909
      120,000  Bank of Scotland..................        716,694        767,371
       21,000  Bayerische Vereinsbank AG.........        842,238        858,568
          260  Berkshire Hathaway Inc.,
                 Class A+ .......................        824,299     12,272,000
      300,000  Berliner Bank
                 Aktiengesellschaft..............      6,004,015      6,278,850
       61,342  Commercial Union plc..............        715,840        645,096
       36,000  Commerzbank AG,
                 Sponsored ADR...................        715,317      1,001,250
        7,200  Corporacion Mapfre................        385,405        383,870
      150,000  Deutsche Bank AG,
                 Sponsored ADR ..................      6,224,445      8,662,500
       25,000  Dundee Bancorp, Inc.,
                 Class A+........................        536,920        579,311
       25,000  Hibernia Corporation .............        198,750        348,438
       57,000  H&R Block Inc. ...................      1,626,015      1,838,250
      470,000  Holding di Partecipazioni
                 Industriali SpA (HPI)+..........        268,165        225,337
       26,695  HSBC Holdings plc.................        673,707        802,852
       16,666  Invik & Company AB, Class B.......        749,968        734,679
       87,000  Lehman Brothers Holdings Inc......      1,972,861      3,523,500
       39,000  Midland Company ..................      1,245,681      1,950,000
       12,000  Morgan (J.P.) & Co.
                 Incorporated....................        752,350      1,252,500
        6,000  ORIX Corp. .......................        262,675        444,444
       60,000  Riggs National Corporation........        552,538      1,237,500
       12,500  Reuters Holdings plc, Class B,
                 Sponsored ADR...................        815,812        787,500
        7,000  Safra Republic Holdings SA........        698,000        837,900
       20,000  SCOR SA...........................        773,680        805,214
       26,000  Skandia Forsakrings AB............        749,620        957,921
       35,000  Skandinaviska Enskilda
                 Banken.........................         369,327        377,804
       40,000  State Street Corporation..........      1,417,370      1,850,000
       20,000  SunTrust Banks, Inc. .............        419,333      1,101,250
       40,000  Unitrin, Inc......................      1,349,673      2,440,000
                                                   -------------  -------------
                                                      40,472,476     80,379,458
                                                   -------------  -------------
               Cable -- 5.6%
      240,000  Cablevision Systems
                 Corporation, Class A+ ..........      9,950,585     12,840,000
       50,000  Comcast Corporation, Class A.....         869,917      1,046,875
       60,000  Comcast Corporation,
                 Class A Special ................        619,471      1,282,500
       40,000  General Instrument
                 Corporation+ ...................      1,023,563      1,000,000
      603,000  International Family
                 Entertainment, Inc.,
                 Class B+ (d)....................     10,120,433     20,728,125
       50,000  Shaw Communications Inc.,
                 Class B, Conv. .................        444,218        367,501
      470,000  Tele-Communications, Inc.,
                 Class A.........................      6,490,741      6,991,250
      540,000  Tele-Communications, Inc./
                 Liberty Media Group,
                 Class A+ .......................      8,390,371     12,825,000
       55,000  Tele-Communications Inter-
                 national, Inc., Class A+........      1,054,626        849,063
      230,000  US WEST Media Group+ .............      4,304,852      4,657,500
                                                   -------------  -------------
                                                      43,268,777     62,587,814
                                                   -------------  -------------
               Food And Beverage -- 4.8%
       18,000  Brau and Brunnen+.................      2,282,408      1,424,353
       35,000  Bure Forvalting AB...............         442,241        441,148
      200,000  Fomento Economico
                 Mexicano SA, ADR
                 144A (c)........................        607,500      1,203,000
      450,000  Foster's Brewing Group
                 Limited.........................        857,334        836,947
       40,520  General Mills, Inc. ..............      1,851,311      2,638,865
       20,000  Guinness plc,
                 Sponsored ADR...................        729,362        978,432
        7,000  Hartwall Oy AB ...................        355,473        404,410
       45,000  Kellogg Company ..................      2,393,384      3,853,125

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1997 (Unaudited)
                                                                      Market
   Shares                                                Cost          Value
   ------                                                ----         ------

COMMON STOCKS (continued)
               Food and Beverage (continued)
       11,000  LVHM Moet Hennessy
                 Louis Vuitton, Sponsored
                 ADR ............................   $    416,625   $    592,625
          700  Nestle SA.........................        827,951        922,982
      370,000  PepsiCo, Inc. ....................     10,070,725     13,898,125
      250,000  Quaker Oats Company .............       8,396,672     11,218,750
       40,000  Ralcorp Holdings, Inc.+ ..........        615,527        590,000
      100,000  Seagram Company Ltd. .............      2,713,688      4,025,000
        1,000  Selecta Group ....................        143,225        151,982
       41,879  Tootsie Roll Industries, Inc. ...       1,405,052      1,863,615
      100,000  Whitman Corporation ..............      1,082,376      2,531,250
       90,000  Wrigley (Wm.) Jr. Company.........      3,980,577      6,030,000
                                                   -------------  -------------
                                                      39,171,431     53,604,609
                                                   -------------  -------------
               Consumer Products -- 4.7%
      500,000  Carter-Wallace, Inc...............      7,175,843      8,937,500
        8,500  Christian Dior SA.................      1,290,874      1,402,998
       75,000  Church & Dwight Co., Inc. ........      1,605,940      2,006,250
          650  Compagnie Financiere
                 Richemont AG, Class A...........        917,208        938,933
       26,000  Culbro Corporation+ .............         769,649      3,618,875
       12,000  Eastman Kodak Company.............        715,367        921,000
       57,000  First Brands Corporation..........        735,612      1,307,437
      195,000  Fortune Brands, Inc...............      4,641,997      7,275,937
      300,000  Gallaher Group plc................      4,599,557      5,531,250
      100,000  Hanjaya Mandala Sampoerna.........        401,118        381,373
       27,000  Harley Davidson, Inc..............        270,075      1,294,312
       28,000  National Presto
                 Industries, Inc.................      1,033,506      1,128,750
        3,000  Nintendo Co., Ltd.................        195,473        250,753
      150,000  Ralston Purina Group..............      5,493,407     12,328,125
        8,500  Salomon SA........................        585,697        648,127
       40,000  Scotts Company, Class A+..........        653,470      1,160,000
      275,000  Swedish Match AB..................        933,630        924,310
       45,000  Tambrands Inc.....................      1,823,890      2,244,375
                                                   -------------  -------------
                                                      33,842,313     52,300,305
                                                   -------------  -------------
               Entertainment -- 4.6%
       73,768  Ascent Entertainment
                 Group Inc.+ ....................        590,078        673,133
       40,000  CANAL+, Sponsored ADR.............      1,355,000      1,557,787
      120,000  EMI Group plc,
                 Sponsored ADR...................      1,363,258      2,175,000
      215,000  Gaylord Entertainment
                 Company, Class A ...............      5,099,028      4,958,438
       60,000  GC Companies, Inc.+...............      1,312,774      2,760,000
       50,000  Granada Group plc ORD.............        744,223        657,794
      125,000  Havas, Sponsored ADR .............      2,399,506      2,187,500
       12,000  PolyGram NV.......................        315,662        645,750
      360,000  Time Warner Inc...................     11,077,826     17,370,000
       65,000  Todd-AO Corporation,
                 Class A.........................        177,273        632,734
      360,000  Viacom Inc., Class A+ ............      5,564,484     10,597,500
      110,000  Viacom Inc., Class B+ ............      2,753,953      3,300,000
       40,000  Walt Disney Company ..............      1,670,836      3,210,000
                                                   -------------  -------------
                                                      34,423,901     50,725,636
                                                   -------------  -------------
               Wireless Communications -- 4.1%
      250,000  AirTouch Communications
                 Inc.+ ..........................      5,741,806      6,843,750
       67,500  Associated Group, Inc.,
                 Class A+........................        354,616      2,700,000
       67,500  Associated Group, Inc.,
                 Class B+ .......................        354,616      2,615,625
       83,000  Centennial Cellular Corp.,
                 Class A+ .......................      1,027,570      1,317,625
      175,000  Century Telephone
                 Enterprises, Inc................        947,557      5,895,313
      110,000  COMSAT Corporation,
                 Series 1 .......................      1,835,686      2,619,375
      100,000  Loral Space &
                 Communications Ltd.+............      1,242,688      1,500,000
        5,000  NEXTEL Communications,
                 Inc., Class A+ .................         78,950         94,688
      250,000  Securicor Group plc ORD...........        567,956      1,186,527
       75,000  TCI Satellite Entertainment
                 Inc., Class A+..................        826,904        590,625
    1,670,000  Telecom Italia Mobile SpA.........      2,100,135      5,403,259
      322,000  Telephone and Data
                 Systems, Inc. ..................      3,135,658     12,215,875
      120,000  360o Communications
                 Company.........................        946,701      2,055,000
      115,000  Vodafone Group plc ORD............        546,042        560,166
                                                   -------------  -------------
                                                      19,706,885     45,597,828
                                                   -------------  -------------
               Publishing -- 3.9%
       30,000  Arnoldo Mondadori
                 Editore SpA+...................         250,450        173,304
       60,000  Dow Jones & Company Inc...........      2,367,375      2,411,250
      225,000  Golden Books Family
                 Entertainment, Inc.+............      3,535,472      2,812,500
       65,000  Harcourt General, Inc. ...........      3,020,312      3,095,625
      203,000  Independent Newspapers
                 Ltd., ORD ......................        877,069      1,198,634
       20,000  Independent Newspapers Plc........         95,574        105,284

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1997 (Unaudited)
                                                                      Market
   Shares                                                Cost          Value
   ------                                                ----         ------

COMMON STOCKS (continued)
               Publishing (continued)
       50,000  McGraw-Hill
                 Companies, Inc. ................  $   2,236,763  $   2,940,625
      440,000  Media General, Inc.,
                 Class A (d).....................      8,177,142     17,600,000
      160,000  Meredith Corporation .............      2,469,007      4,640,000
       90,000  New York Times Company,
                 Class A ........................      1,236,677      4,455,000
      145,000  News Corporation
                 Limited, ADR....................        720,333        768,378
       60,000  Pearson plc ORD...................        729,454        694,930
       70,000  Publishing & Broadcasting Ltd. ...        366,642        403,806
       15,000  Reader's Digest Association,
                 Inc., Class B...................        426,915        415,313
       50,000  Schibsted A/A.....................      1,003,985        989,194
    1,500,000  Seat SpA+.........................        297,160        483,558
      200,000  South China Morning Post
                 Holdings ORD....................        117,763        196,197
       85,000  Star Publication Malaysia.........        377,151        363,708
                                                   -------------  -------------
                                                      28,305,244     43,747,306
                                                   -------------  -------------
               Automotive: Parts And Accessories -- 3.3%
       25,000  APS Holding Corporation,
                 Class A+.......................         387,500        218,750
       85,000  Echlin Inc........................      2,034,174      3,060,000
        5,000  Federal-Mogul Corporation ........        146,500        175,000
      146,123  GenCorp Inc.......................      1,956,303      3,379,094
      160,000  Genuine Parts Company.............      3,960,877      5,420,000
      122,660  Handy & Harman....................      1,851,765      2,131,217
      155,000  Johnson Controls, Inc. ...........      2,552,545      6,364,688
       65,000  LucasVarity plc...................      1,116,138      2,250,625
      300,000  Modine Manufacturing
                 Company.........................      3,131,264      8,925,000
       50,000  Oriental Holdings Berhad..........        367,808        376,387
       50,000  Pheonix AG........................        812,903        911,723
       10,000  Quaker State Corporation .........        142,637        152,500
        7,000  SPX Corporation ..................         94,413        453,688
      120,000  Standard Motor Products, Inc......        818,500      1,650,000
      110,000  TransPro Inc......................        988,933        955,625
       30,800  Wynn's International, Inc.........        402,557        873,950
                                                   -------------  -------------
                                                      20,764,817     37,298,247
                                                   -------------  -------------
               Diversified Industrial -- 2.9%
       60,000  Antofagasta Holdings plc..........        406,642        458,124
      105,000  Crane Co..........................      1,801,447      4,390,313
       54,022  GATX Corporation .................      1,338,770      3,119,771
       20,000  Honeywell, Inc....................        926,000      1,517,500
      175,000  ITT Industries Inc................      3,041,489      4,506,250
      390,000  Lamson & Sessions Co.+............      2,439,425      3,241,875
       60,000  Lawter International, Inc.........        632,883        757,500
       48,000  Mitsubishi Heavy
                 Industries Ltd..................        335,380        368,119
      100,000  National Service
                 Industries, Inc.................      2,203,498      4,868,750
       26,715  Park-Ohio Industries, Inc.+.......        310,559        407,404
        1,100  Sulzer AG ........................        902,853        941,329
       60,000  Tenneco Inc.+.....................      2,336,819      2,711,250
       52,000  Thomas Industries Inc. ...........        790,732      1,495,000
       95,000  Trinity Industries, Inc. .........      1,407,042      3,016,250
      100,000  Tyler Corporation+ ...............        354,618        206,250
                                                   -------------  -------------
                                                      19,228,157     32,005,685
                                                   -------------  -------------
               Hotels/Gaming -- 2.8%
       30,000  Aztar Corporation+................        211,500        211,875
       10,000  GTECH Holdings
                 Corporation+ ...................        170,269        322,500
      380,000  Hilton Hotels Corporation.........      5,238,654     10,093,750
      220,000  ITT Corporation, New+ ............      9,179,529     13,433,750
    1,016,949  Ladbroke Group plc ...............      3,174,247      3,979,787
      100,000  Mirage Resorts, Incorporated+.....        532,231      2,525,000
      250,000  Sydney Harbour Casino
                 Holdings Limited+...............        427,184        393,146
                                                   -------------  -------------
                                                      18,933,614     30,959,808
                                                   -------------  -------------
               Energy -- 2.0%
       34,000  Apache Corporation...............         844,013      1,105,000
       70,000  Atlantic Richfield Company........      3,751,112      4,935,000
      150,000  British Petroleum
                 Company plc, ADR................      2,810,721      7,484,638
       70,000  Burlington Resources Inc..........      3,113,255      3,088,750
       10,000  Chevron Corporation ..............        427,525        739,375
       25,000  Halliburton Company ..............      1,064,376      1,981,250
       20,000  Halter Marine Group, Inc..........        224,119        480,000
      250,000  Hong Kong & China Gas
                 Company Ltd. ...................        412,542        500,174
       20,000  Pennzoil Company .................      1,523,356      1,535,000
       40,000  Van Der Horst Ltd. ...............        152,257         73,582
        9,000  Veba AG...........................        512,363        505,748
                                                   -------------  -------------
                                                      14,835,639     22,428,517
                                                   -------------  -------------
               Health Care -- 2.0%
       15,000  Amgen Inc.+ ......................        256,894        871,875
       39,666  Astra AB, Class A.................        692,606        738,408
       13,000  Biogen, Inc.+.....................        181,025        440,375
       40,000  Glaxo Wellcome plc ORD............        726,384        825,989
      100,000  Johnson & Johnson.................      2,217,141      6,437,500
       50,000  Lavipharm S.A.....................        447,612        454,976
       24,000  Mallinckrodt, Inc.................        710,919        912,000

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1997 (Unaudited)
                                                                      Market
   Shares                                                Cost          Value
   ------                                                ----         ------

COMMON STOCKS (continued)
               Health Care (continued)
        1,150  Novartis AG, Registered+..........  $   1,431,247  $   1,837,544
       54,000  Novartis AG, ADR+.................        970,641      4,299,750
       15,000  Pfizer Inc........................        486,812      1,792,500
       30,000  Rhone-Poulenc Rorer, Inc..........      2,684,358      2,726,250
       21,000  Zeneca Group plc+.................        643,101        694,530
                                                   -------------  -------------
                                                      11,448,740     22,031,697
                                                   -------------  -------------
               Aviation: Parts And Services -- 1.8%
      135,000  Boeing Co.........................      5,162,713      7,163,437
      400,000  Coltec Industries Inc.+...........      5,417,284      7,800,000
       50,000  Curtiss-Wright Corporation........      2,491,103      2,912,500
      145,000  Hi-Shear Industries Inc...........      1,737,757        353,437
       25,000  Precision Castparts Corp..........        992,675      1,490,625
                                                   -------------  -------------
                                                      15,801,532     19,719,999
                                                   -------------  -------------
               Business Services -- 1.4%
       40,000  Electronic Data Systems Corp......      1,433,457      1,640,000
      115,000  International Business
                 Machines Corporation............      2,726,808     10,371,563
      125,000  Landauer, Inc.....................        809,065      2,898,438
       23,000  Reynolds & Reynolds
                 Company.........................        372,205        362,250
                                                   -------------  -------------
                                                       5,341,535     15,272,251
                                                   -------------  -------------
               Automotive -- 1.3%
      250,000  General Motors
                 Corporation (d).................      7,760,494     13,921,875
       20,000  Toyota Motor Corporation..........        556,685        589,801
                                                   -------------  -------------
                                                       8,317,179     14,511,676
                                                   -------------  -------------
               Paper And Forest Products -- 1.3%
      252,000  Greif Bros. Corporation,
                 Class A.........................      4,620,381      6,804,000
        3,400  Greif Bros. Corporation,
                 Class B (a).....................         69,824        107,100
       90,200  St. Joe Corp......................      3,036,206      7,554,250
                                                   -------------  -------------
                                                       7,726,411     14,465,350
                                                   -------------  -------------
               Consumer Services -- 1.2%
       25,000  CUC International Inc. ...........        111,391        639,062
       20,000  Department 56, Inc.+..............        407,679        443,750
       50,000  HSN, Inc.+........................      1,156,643      1,562,500
      450,000  Rollins, Inc. ....................      4,546,119      9,056,250
       80,000  Ticketmaster Group Inc.+ .........      1,128,664      1,330,000
                                                   -------------  -------------
                                                       7,350,496     13,031,562
                                                   -------------  -------------
               Retail -- 1.2%
       25,000  Crown Books Corporation+..........        284,112        256,250
       70,000  Earl Scheib, Inc.+................        668,406        424,375
        1,000  Fred Meyer Inc.+..................         25,050         51,688
       95,529  General Host Corporation..........        528,313        328,381
       10,000  Hudson's Bay Company..............        197,828        224,483
       80,300  Lillian Vernon Corporation........      1,021,629      1,355,063
      350,000  Neiman Marcus Group, Inc.+........      5,136,063      9,187,500
      150,000  PT Ramayana Lestari
                 Sentosa+........................        356,337        431,743
      100,000  Simint SpA........................        595,336        608,859
       10,425  Syratech Corporation+.............        333,704        334,851
       30,000  THORN plc, ADR+...................        388,930        346,875
                                                   -------------  -------------
                                                       9,535,708     13,550,068
                                                   -------------  -------------
               Retail Food And Drug -- 0.9%
       70,000  Albertson's, Inc. ................      2,424,750      2,555,000
       50,000  Bruno's, Inc. ....................        565,625        575,000
      226,500  Giant Food Inc., Class A .........      7,299,291      7,389,562
                                                   -------------  -------------
                                                      10,289,666     10,519,562
                                                   -------------  -------------
               Specialty Chemical -- 0.9%
        5,400  Ciba Specialty Chemicals,
                 ADR 144A (c)+...................         21,140        253,039
        1,000  Clariant AG.......................        478,708        646,950
       44,000  E.I. du Pont de Nemours
                 and Company.....................      1,441,000      2,766,500
      165,000  Ferro Corporation.................      3,790,262      6,115,313
                                                   -------------  -------------
                                                       5,731,110      9,781,802
                                                   -------------  -------------
               Agriculture -- 0.7%
      350,000  Archer-Daniels-Midland Co.........      6,496,569      8,225,000
                                                   -------------  -------------
               Transportation -- 0.7%
       80,000  AMR Corporation+..................      5,280,952      7,400,000
       30,600  MIF Limited+......................        450,000        480,134
                                                   -------------  -------------
                                                       5,730,952      7,880,134
                                                   -------------  -------------
               Electronics -- 0.6%
       45,000  AMP Incorporated..................      1,818,500      1,878,750
        5,000  Checkpoint Systems, Inc...........         59,000         80,312
       57,000  Hitachi, Ltd., ADR................        681,556        840,230
        8,500  Imation Corporation+..............        184,970        224,188
        1,500  Matsushita Electric Industrial
                 Co. Ltd., ADR...................        178,325        306,750
       36,500  NEC Corp., Sponsored ADR..........        459,771        593,405
       12,000  Philips Electronics N.V.,
                 New York........................        167,918        862,500
       28,000  Sony Corporation, ADR.............      1,635,166      2,457,291
                                                   -------------  -------------
                                                       5,185,206      7,243,426
                                                   -------------  -------------
               Communications Equipment -- 0.4%
      100,000  Allen Telecom Inc.+...............      1,166,791      2,075,000
       22,000  Lucent Technologies Inc...........        929,328      1,585,375

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1997 (Unaudited)
                                                                      Market
   Shares                                                Cost          Value
   ------                                                ----         ------

COMMON STOCKS (continued)
               Communications Equipment (continued)
       20,000  Scientific-Atlanta, Inc...........  $     319,775  $     437,500
                                                   -------------  -------------
                                                       2,415,894      4,097,875
                                                   -------------  -------------
               Country/Closed-End Funds -- 0.4%
       59,000  Central European Equity
                 Fund Inc. ......................        740,735      1,416,000
       70,000  Emerging Germany Fund Inc.+.......        512,662        726,250
       25,000  France Growth Fund, Inc...........        246,844        279,687
       34,250  Italy Fund, Inc...................        300,170        327,516
       70,000  New Germany Fund..................        771,780      1,102,500
       45,942  Royce Value Trust, Inc............        519,501        631,703
                                                   -------------  -------------
                                                       3,091,692      4,483,656
                                                   -------------  -------------
               Real Estate -- 0.4%
       74,500  Catellus Development
                 Corporation+....................        631,394       1,350,312
       11,000  Florida East Coast
                 Industries, Inc.................        523,108      1,221,000
      300,000  Lai Sun
                 Development Co., Ltd............        378,635        336,892
       30,000  Mitsubishi Estate
                 Company., Limited...............        322,449        434,498
       50,000  NK Cityfastigheter AB+............        410,860        355,504
       25,000  Pandox Hotellfastigheter AB.......        167,267        168,056
       35,000  Sun Hung Kai Properties Ltd.......        406,818        421,276
                                                   -------------  -------------
                                                       2,840,531      4,287,538
                                                   -------------  -------------
               Housing Related -- 0.3%
      130,000  Nortek, Inc.+.....................        808,129      3,136,250
        5,000  Nortek, Inc., Special Common+.....         72,155         77,500
                                                   -------------  -------------
                                                         880,284      3,213,750
                                                   -------------  -------------
               Conglomerates -- 0.2%
       85,000  Cheung Kong (Holdings)
                 Limited.........................        820,760        839,325
        7,750  Oerlikon-Buhrle Holding AG........        846,224        907,270
       75,000  Swire Pacific Limited,
                 Class A.........................        635,490        675,235
                                                   -------------  -------------
                                                       2,302,474      2,421,830
                                                   -------------  -------------
               Metals And Mining -- 0.2%.........
       10,000  Golden Star Resources Ltd.+.......        127,640         82,122
       20,000  Newmont Gold Company..............        800,047        798,750
      175,000  Pegasus Gold Inc.+................      2,032,358      1,071,875
       10,000  Placer Dome Inc...................        175,162        163,750
                                                   -------------  -------------
                                                       3,135,207      2,116,497
                                                   -------------  -------------
               Building and Construction -- 0.1%
       70,000  CRH plc ORD.......................        720,634        732,026
       15,000  Martin Marietta
                 Materials, Inc. ................        322,688        485,625
                                                   -------------  -------------
                                                       1,043,322      1,217,651
                                                   -------------  -------------
               Shipbuilding -- 0.0%
      120,000  Mitsui Engineering &
                 Shipbuilding Co., Ltd.+.........        242,750        261,746
                                                   -------------  -------------

               Textiles -- 0.0%
       20,000  Kyokuichi Corporation.............        185,106        197,182
                                                   -------------  -------------
               TOTAL COMMON
                 STOCKS                              576,067,151  1,024,897,614
                                                   -------------  -------------
PREFERRED STOCKS -- 0.6%
               Consumer Products -- 0.1%
       30,000  Fieldcrest Cannon, Inc.,
                 Series A, 6.000%, Conv.
                 Pfd., 144A (c)..................      1,657,500      1,380,000
                                                   -------------  -------------
               Telecommunications -- 0.1%........
       15,000  Sprint Corporation, 8.250%,
                 Conv. Pfd.......................        478,125        541,875
    2,223,575  Telecomunicacoes de Sao
                 Paulo SA (Telesp), Pfd.,
                 Registered......................        289,142        726,011
                                                   -------------  -------------
                                                         767,267      1,267,886
                                                   -------------  -------------
               Diversified Industrial -- 0.1%
        4,000  KSB AG, Pfd.......................        830,754        986,267
                                                   -------------  -------------
               Automotive -- 0.1%
        1,500  Volkswagen AG, Pfd................        665,292        842,914
                                                   -------------  -------------
               Publishing -- 0.1%
       43,500  News Corporation Limited.,
                 Sponsored ADR, Pfd..............        656,340        679,688
                                                   -------------  -------------
               Cable -- 0.1%
        8,000  Tele-Communications, Inc.,
                 Class B,  6.000%,
                 Ex. Jr. Pfd.....................        408,018        588,000
                                                   -------------  -------------
               Entertainment -- 0.0%
      175,000  Village Roadshow Ltd., PFD........        440,781        443,234
                                                   -------------  -------------
               TOTAL PREFERRED
                 STOCKS                                5,425,952      6,187,989
                                                   -------------  -------------
COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
        29,900 Oriental Press Group, War-
                 rants, expires 10/02/1998+......              0          1,660
                                                   -------------  -------------

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1997 (Unaudited)

 Principal                                                            Market
   Amount                                                Cost          Value
 ---------                                               ----         ------

CORPORATE BONDS -- 0.8%
               Entertainment -- 0.7%
  FRF 125,000  Havas, Conv. Bonds,
                 Payment-in-kind, 3.000%
                 due 12/31/1997..................  $      26,357  $      27,447
$   2,400,000  Time Warner Inc., Deb.,
                 8.110% due 08/15/2006...........      2,407,265      2,499,000
    2,400,000  Time Warner Inc., Deb.,
                 8.180% due 08/15/2007...........      2,398,284      2,511,000
    2,000,000  Time Warner Inc., Floating
                 Rate Note, 7.975%
                 due 08/15/2000 .................      2,018,671      2,005,000
    1,200,000  Time Warner Inc., Note,
                 7.975% due 08/15/2004 ..........      1,194,652      1,242,000
                                                   -------------  -------------
                                                       8,045,229      8,284,447
                                                   -------------  -------------
               Publishing -- 0.1%
      200,000  News American Holdings
                 Incorporated, Gtd. Ex.
                 Sub. Note, Zero Coupon
                 due 03/31/2002 .................        139,889        159,500
    1,000,000  Thomas Nelson Inc., Conv.
                 Sub. Note, 5.750% due
                 11/30/1999 144A (c).............        993,601        968,750
                                                   -------------  -------------
                                                       1,133,490      1,128,250
                                                   -------------  -------------
               Food And Beverage-- 0.0%..........
    1,550,000  Flagstar Companies, Inc.,
                 Conv. Jr. Sub. Deb.,
                 10.000% due 11/01/2014..........        364,205        466,937
                                                   -------------  -------------
               Retail -- 0.0%
       50,000  General Host Corporation,
                 Class D, Conv. Sub. Note,
                 8.000% due 02/15/2002...........         43,787         42,125
                                                   -------------  -------------

               TOTAL CORPORATE
                  BONDS..........................      9,586,711      9,921,759
                                                   -------------  -------------

U.S. TREASURY BILLS -- 6.1%
   68,000,000  5.00%++ due 08/14/1997 (d)             67,591,753     67,591,753
                                                   -------------  -------------

REPURCHASE AGREEMENT -- 0.8%
$9,441,000 Agreement with Morgan (J.P.)
              & Co. Incorporated,
              6.000% dated 06/30/1997,
              to be repurchased at $9,442,552
              on 07/01/1997, collateralized
              by $9,638,334 U.S. Treasury
              Note, 9.25% due 02/15/2006
              (value $9,442,574)...............  $   9,441,000    $    9,441,000
                                                 -------------    --------------

TOTAL INVESTMENTS ..................... 100.3%   $ 668,112,567(b)  1,118,041,775
                                                 =============

OTHER ASSETS AND
 LIABILITIES (Net).....................  (0.3)                       (3,296,672)
                                                                  ==============

NET ASSETS ............................ 100.0%                    $1,114,745,103
                                        =====                     ==============

(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Aggregate cost for Federal tax purposes was $668,548,044. Net unrealized appreciation for Federal tax purposes was $449,493,731 (gross unrealized appreciation was $456,741,954 and gross unrealized depreciation was $7,248,223).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at June 30, 1997 was $3,804,789 representing 0.34% of total net assets.
(d) Securities held in a segregated account by the custodian for futures contracts total $163,027,043.
+     Non-income producing security
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt, ADS - American Depositary Share, FRF - French Franc, GDR - Global Depositary Receipt, ORD - Ordinary Share

FUTURES CONTRACTS - SHORT POSITION

Number of                                                       Unrealized
Contracts                                                       Depreciation
---------                                                       ------------
      290      S&P 500 Index Futures,
                 September 1997  ..............................  $2,240,250
                                                                 ==========

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 1997 (Unaudited)

ASSETS:
  Investments, at value (Cost $668,112,567)
    See accompanying portfolio:
  Investment securities ..................................      $ 1,041,009,022
  U.S. Government obligations ............................           67,591,753
  Repurchase agreement ...................................            9,441,000
                                                                ---------------
                                                                  1,118,041,775
  Cash and foreign currency (Cost $1,605,610) ............            1,596,327
  Receivable for investment securities sold ..............            6,649,198
  Variation margin .......................................              964,250
  Dividends receivable ...................................            2,486,137
  Interest receivable ....................................              332,839
                                                                ---------------
        Total Assets .....................................        1,130,070,526
                                                                ---------------

LIABILITIES:
  Dividend payable .......................................            7,668,371
  Payable for investment securities purchased ............            5,869,760
  Payable for investment advisory fee ....................              914,014
  Accrued Directors' fees ................................               39,848
  Net unrealized depreciation of forward
    foreign exchange contracts ...........................                  122
  Accrued expenses and other payables ....................              833,308
                                                                ---------------
        Total Liabilities ................................           15,325,423
                                                                ---------------

NET ASSETS for 103,919,670 shares outstanding ............      $ 1,114,745,103
                                                                ===============
NET ASSETS consist of:
  Common stock at par value ..............................      $       103,920
  Additional paid-in capital .............................          702,469,606
  Distributions in excess of net investment income .......          (45,743,510)
  Accumulated net realized gain on investments sold ......           10,235,412
  Net unrealized appreciation of investments .............          447,679,675
                                                                ---------------
        Total Net Assets .................................      $ 1,114,745,103
                                                                ===============
NET ASSET VALUE ($1,114,745,103 / 103,919,670 shares
    outstanding; 200,000,000 shares authorized of
    $0.001 par value) ....................................      $         10.73
                                                                ===============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                          Six Months
                                                            Ended               Year
                                                           06/30/97             Ended
                                                         (Unaudited)           12/31/96
                                                        ---------------    ---------------
Net investment income ..............................    $     6,216,325    $    11,083,439
Net realized gain on investments during the period .         10,338,147         81,151,706
Net change in unrealized appreciation/(depreciation)
  of investments during the period .................        134,713,894         (6,972,846)
                                                        ---------------    ---------------
Net increase in net assets resulting from operations        151,268,366         85,262,299
Distributions to shareholders from:
  Net investment income ............................         (6,216,325)       (10,886,116)
  Distributions in excess of net investment income .        (45,743,510)                --
  Net realized gain on investments .................                 --        (81,110,584)
  Distributions in excess of net realized gains ....                 --            (68,227)
  Paid-in capital ..................................                 --        (11,851,508)
                                                        ---------------    ---------------
Net increase/(decrease) in net assets ..............         99,308,531        (18,654,136)
NET ASSETS:
Beginning of period ................................      1,015,436,572      1,034,090,708
                                                        ---------------    ---------------
End of period ......................................    $ 1,114,745,103    $ 1,015,436,572
                                                        ===============    ===============

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                             STATEMENT OF OPERATIONS
               For the Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $197,592) .....  $   8,661,512
  Interrest ....................................................      3,579,797
                                                                  -------------
    Total Investment Income ....................................     12,241,309
                                                                  -------------

EXPENSES:
  Investment advisory fee ......................................      5,219,921
  Shareholder communications expense ...........................        201,871
  Shareholder services fees ....................................        116,391
  Custodian fees ...............................................        166,767
  Directors' fees ..............................................         51,777
  Payroll ......................................................         58,799
  Legal and audit fees .........................................         56,016
  Other ........................................................        153,442
                                                                  -------------
    Total Expenses .............................................      6,024,984
                                                                  -------------
NET INVESTMENT INCOME ..........................................      6,216,325
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) on:
    Securities transactions ....................................     29,452,474
    Futures transactions .......................................    (19,083,493)
    Foreign exchange contracts and foreign currency transactions        (30,834)
                                                                  -------------
  Net realized gain on investments during the period ...........     10,338,147
                                                                  -------------

  Net change in unrealized appreciation/(depreciation) of:
    Securities .................................................    136,963,427
    Futures transactions .......................................     (2,240,250)
    Foreign currency and other assets and liabilities ..........         (9,283)
                                                                  -------------
  Net change in unrealized appreciation of
    investments during the period ..............................    134,713,894
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................    145,052,041
                                                                  -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........  $ 151,268,366
                                                                  =============

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

      The Gabelli Equity Trust Inc. ("Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, Inc. (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities which are traded on a stock exchange or Nasdaq National Market System are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean of the current bid and asked prices as reported by Nasdaq, or in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources as the Board of Directors deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on that day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities which are traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such exchange immediately prior to the close of the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Equity Trust. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

      Repurchase Agreements. The Equity Trust may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Equity Trust's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. The Equity Trust bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Equity Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

the underlying securities during the period while the Equity Trust seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Equity Trust enters into repurchase agreements to evaluate potential risks.

      Futures Contracts. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Equity Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Forward Foreign Exchange Contracts. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Equity Trust as an unrealized gain or loss. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of excahnge that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) from investment securities sold.

      Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      Dividends and Distributions to Shareholders. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, temporary differences and differing characterization of distributions made by the Equity Trust.

      Provision for Income Taxes. The Equity Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. Agreements and Transactions with Affiliates

      The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis, to 1.00 percent of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Equity Trust's portfolio, makes investment decisions for the Equity Trust, places orders to purchase and sell securities of the Equity Trust and oversees the administration of all aspects of the Equity Trust's business and affairs.

      During the six months ended June 30, 1997, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $77,528 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

3. Portfolio Securities

      Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $225,872,776 and $169,304,912, respectively, for the six months ended June 30, 1997.

4. Capital

      For the six months ended June 30, 1997 and the year ended December 31, 1996, there were no capital stock transactions.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

 Per share amount for an Equity Trust share outstanding throughout each period.

                                                          Six
                                                         Months
                                                         Ended                           Year Ended December 31,
                                                        06/30/97       ------------------------------------------------------------
                                                       (Unaudited)       1996(a)       1995(a)      1994(a)     1993(a)      1992
                                                       -----------
Operating performance:
Net asset value, beginning of period .................  $     9.77     $     9.95    $     9.46    $  11.23    $  10.58    $  10.61
                                                        ----------     ----------    ----------    --------    --------    --------
Net investment income ................................        0.06           0.11          0.13        0.14        0.14        0.19
Net realized and unrealized gain (loss) on investments        1.40           0.71          1.74       (0.08)       2.13        1.21
Provision for income taxes ...........................          --             --            --          --          --          --
                                                        ----------     ----------    ----------    --------    --------    --------
Total from investment operations .....................        1.46           0.82          1.87        0.06        2.27        1.40

Increase (decrease) in net asset
  value from Equity Trust share transactions .........          --             --         (0.37)         --       (0.50)      (0.36)
Offering expenses charged to capital surplus .........          --             --         (0.01)         --       (0.01)      (0.01)
Distributions to shareholders from:
  Net investment income ..............................       (0.06)         (0.11)        (0.13)      (0.14)(b)   (0.11)      (0.19)
  Distributions in excess of net investment income ...       (0.44)            --            --          --          --          --
  Net realized gains .................................          --          (0.78)        (0.47)      (0.37)      (0.77)      (0.38)
  Distributions in excess of net realized gains ......          --          (0.00)(d)0.   (0.02)         --       (0.02)         --
  Paid-in capital ....................................          --          (0.11)        (0.38)      (1.32)(b)   (0.21)      (0.49)
                                                        ----------     ----------    ----------    --------    --------    --------
Total distributions ..................................       (0.50)         (1.00)        (1.00)      (1.83)      (1.11)      (1.06)
                                                        ==========     ==========    ==========    ========    ========    ========
Net asset value, end of period .......................  $    10.73     $     9.77    $     9.95    $   9.46    $  11.23    $  10.58
                                                        ==========     ==========    ==========    ========    ========    ========
Market value, end of period ..........................  $   10.063     $    9.375    $    9.375    $  9.625    $ 12.125    $ 10.250
                                                        ==========     ==========    ==========    ========    ========    ========
Total Investment Return* .............................        12.9%          11.0%         11.7%       (5.1)%      36.5%       15.9%
                                                        ==========     ==========    ==========    ========    ========    ========
Net Asset Value Total Return** .......................        15.5%           9.0%         20.6%        0.5%       22.4%       14.2%
                                                        ==========     ==========    ==========    ========    ========    ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .................  $1,114,745     $1,015,437    $1,034,091    $825,193    $937,773    $725,263
  Net investment income ..............................        1.20%+         1.07%         1.26%       1.29%       1.25%       1.88%
  Operating expenses .................................        1.16%+         1.18%         1.21%       1.19%       1.20%       1.22%
Portfolio turnover rate ..............................        18.4%          18.9%         25.1%       22.2%       24.4%       12.5%
Average commission rate (per share of security) (c) ..  $   0.0287     $   0.0335           N/A         N/A         N/A         N/A

----------
* Based on market value per share, adjusted for reinvesment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.

** Based on net asset value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.

+     Annualized.

(a) Per share amounts have been calculated using the monthly average shares outstanding method.

(b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gains, and paid-in capital were $0.064, $0.031 and $0.655, respectively.

(c) Average commission rate (per share of security) as required by amended sec disclosure requirements effective for fiscal years beginning after September 1, 1995.

(d)   Amount represents less than $0.05 per share.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434
Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman & Chief Executive Officer,
  The Lehigh Group, Inc.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary


Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

Boston Safe Deposit and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol:  GAB
Shares Outstanding 103,919,670

The Net Asset Value appears in the Publicly Traded
Funds column, under the heading "General Equity
Funds," in Saturday's The New York Times and
Mondays in The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118 or, visit Gabelli Funds' Internet
homepage at: http://www.gabelli.com,
or e-mail us at: closedend@gabelli.com
------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
                                                               -----------------
                                                                FIRST CLASS MAIL
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                     RYE, NY
                                                                 PERMIT No. 109
                                                               -----------------


                               Semi-Annual Report
                                  June 30, 1997

                                                                        GAB06/97